UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2012

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50743	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 7, 2012, Alnylam Pharmaceuticals, Inc. (the “Company”) reported that it is updating its previously issued cash guidance for the year ended December 31, 2012. The Company now expects to end 2012 with greater than $250.0 million in cash, cash equivalents and marketable securities. The Company intends to present a company overview, including its increased 2012 year-end cash guidance, at the Cowen and Company 32nd Annual Health Care Conference (the “Cowen Conference”). The slide presentation attached hereto as Exhibit 99.1, and incorporated herein by reference, will be presented at the Cowen Conference on March 7, 2012 and may be used by the Company in various other presentations to investors.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Slide Presentation dated March 7, 2012.

Forward-Looking Statements

Statements in this Current Report on Form 8-K concerning the Company’s future expectations, plans and prospects, including without limitation, statements regarding the Company’s expected cash position at the end of 2012, constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks related to: the Company’s ability to manage operating expenses; the Company’s ability to discover and develop novel drug candidates and delivery approaches and successfully demonstrate the efficacy and safety of its drug candidates; the pre-clinical and clinical results for its product candidates, which may not support further development of such product candidates; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials; obtaining, maintaining and protecting intellectual property; the Company’s ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties; obtaining regulatory approval for products; competition from others using technology similar to the Company’s and others developing products for similar uses; the Company’s ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives; the Company’s dependence on third parties for development, manufacture, marketing, sales and distribution of products; the outcome of litigation; and unexpected expenditures; as well as those risks more fully discussed in the “Risk Factors” section of its most recent Annual Report on Form 10-K on file with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company does not assume any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.

Date: March 7, 2012	By:	/s/ MICHAEL P. MASON
Michael P. Mason
Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation dated March 7, 2012.